                                  SCHEDULE 14A
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              Brazos Mutual Funds
                               File No. 811-7881
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)  Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

        2)  Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

        4)  Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

        5)  Total fee paid:

            --------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1)  Amount Previously Paid:

            --------------------------------------------------------------------

        2)  Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

        3)  Filing Party:

            --------------------------------------------------------------------

        4)  Date Filed:

            --------------------------------------------------------------------

                     John McStay Investment Counsel, L.P.

                                                                   May 28, 1999

Dear Shareholder,

  On April 19, 1999, John McStay Investment Counsel, L.P. ("JMIC") entered into an agreement with AIG Global Investment Group, Inc. ("AIG Global"), a direct wholly owned subsidiary of American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization. Under the terms of the agreement, JMIC's assets and liabilities are to be transferred to a newly formed Delaware limited liability company ("New JMIC") in which a wholly owned subsidiary of AIG will have a majority interest. Consequently, New JMIC will become an indirect subsidiary of AIG (the "Transaction"). The Transaction is not expected to affect services provided to any Portfolio of the Brazos Mutual Funds. As a result of the Transaction, it is necessary for the shareholders of each Portfolio for which JMIC serves as investment adviser, including your Portfolio, to approve a new investment advisory agreement with new JMIC.

  The following important facts about the Transaction are outlined below:

  .The Transaction has no effect on the number of shares you own or the value of those shares.

  . The contractual advisory fee and rates payable by your Portfolio will not increase as a result of this Transaction.

  .The investment objective of your Portfolio will not change as a result of this Transaction.

  . The disinterested Trustees of Brazos Mutual Funds have carefully reviewed the proposed Transaction, and have concluded that the Transaction should not cause a reduction in the quality of services provided to your Portfolio and should enhance JMIC's ability to provide such services.

  Shareholders are also being asked to approve certain other matters that have been set forth in Brazos Mutual Funds' Notice of Special Meeting of Shareholders. We have included a Q&A to help you better understand matters relating to this proxy vote. The Trustees of Brazos Mutual Funds believe that each of the proposals set forth in the Notice of Meeting is important and recommend that you read the enclosed materials carefully and then vote FOR all proposals.

  You will receive a proxy for each Portfolio in which you are invested. You may vote your shares via mail or fax. Some of these options may not be available to all shareholders. Please refer to the insert accompanying these proxy materials for more information on how to vote. Your vote is important. Please take a moment now to vote using any of the available options listed above. If we do not receive a response by one of these methods, you may receive a telephone call reminding you to vote.

  If you have any questions about the proxy voting process, you may call
[       toll-free at       .]

  YOUR VOTES ARE VERY IMPORTANT!

  We appreciate your cooperation and continued support.

                                          Sincerely,

                                          Dan L. Hockenbrough
                                          President


 SHAREHOLDERS ARE URGED TO VOTE USING ANY OF THE AVAILABLE OPTIONS TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                                                                   May 28, 1999

            IMPORTANT NEWS FOR SHAREHOLDERS OF BRAZOS MUTUAL FUNDS

  While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your Brazos Mutual Funds which require a shareholder vote.

                         Q & A: QUESTIONS AND ANSWERS

Q.WHAT IS HAPPENING?

A. John McStay Investment Counsel, L.P. ("JMIC"), your Brazos Mutual Funds' adviser, has entered into an agreement with AIG Global Investment Group, Inc. ("AIG Global"), a direct wholly owned subsidiary of American International Group, Inc. ("AIG") to transfer all of JMIC's assets and liabilities to a new company ("New JMIC"), in which a wholly owned subsidiary of AIG will have a majority interest. AIG is the leading U.S.- based international insurance organization. As a result of the proposed Transaction, there will be a change in ownership of JMIC. The following pages give you additional information about AIG, the proposed acquisition and the matters on which you are being asked to vote. The Trustees of your Brazos Mutual Funds, including those who are not affiliated with the Brazos Mutual Funds, AIG Global, AIG, JMIC, or New JMIC, unanimously recommend that you vote FOR these proposals.

Q. WHY DID YOU SEND ME THIS BOOKLET?

A. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one or more proxy cards--because you have the right to vote on the important proposals concerning your investment in the Brazos Mutual Funds.

Q. WHY ARE MULTIPLE CARDS ENCLOSED?

A. If you own shares of more than one Brazos Mutual Fund, you will receive a proxy card for each Brazos Mutual Fund you own.

Q. WHY AM I BEING ASKED TO VOTE ON PROPOSED NEW ADVISORY AGREEMENTS IN PROPOSAL NO. 2?

A. The Investment Company Act of 1940, which regulates investment companies such as your Brazos Mutual Funds, requires a vote whenever there is a change in control of an investment company's adviser. Upon a change of control, the advisory agreement between the investment adviser and the investment company terminates. JMIC's Transaction with AIG Global will result in a change of control of JMIC and therefore requires shareholder approval of new advisory agreements between your Brazos Mutual Funds and New JMIC. The new advisory agreements are identical in all material respects to the existing advisory agreements.

Q. WHAT ELSE AM I BEING ASKED TO VOTE ON?

A. You are being asked to elect a Board of Trustees. Each of the nominees currently serves on the Board of Trustees. Also, in order to save the expense of a subsequent meeting, you are being asked to vote to change certain of the fundamental investment restrictions of the Brazos Mutual Funds. Additionally, you are being asked to vote to ratify the Board's selection of your Funds' independent accountants.

Q. HOW WILL THE AIG TRANSACTION AFFECT ME?

A. JMIC has assured the Board that there will be no reduction in the nature or quality of its services to the Brazos Mutual Funds as a result of the Transaction, and in fact anticipates that its resources may be enhanced.

Q. HOW DOES THE BRAZOS MUTUAL FUNDS' BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of the Brazos Mutual Funds, including those Trustees who are not affiliated with the Brazos Mutual Funds, AIG Global, AIG, JMIC, or New JMIC, recommend that you vote FOR all of the proposals on the enclosed proxy card.

Q. WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

A. You may provide the Brazos Mutual Funds with your vote via mail. If you need more information on how to vote, or if you have any questions, please
   call [your Brazos Mutual Funds' information agent at       .]

           YOUR VOTE IS IMPORTANT AND WILL HELP AVOID THE ADDITIONAL
                       EXPENSE OF ANOTHER SOLICITATION.
                  THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

                              Brazos Mutual Funds

                     John McStay Investment Counsel, L.P.
                               5949 Sherry Lane
                                  Suite 1600
                              Dallas, Texas 75225

                               ----------------

                   Notice of Special Meeting of Shareholders

                               ----------------

To the Shareholders:

  NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of Brazos Mutual Funds, consisting of Brazos Micro Cap Growth Portfolio, Brazos Small Cap Growth Portfolio, Brazos Real Estate Securities Portfolio, and Brazos Growth Portfolio (each, a "Portfolio" and collectively, the "Portfolios"), will be held on June 25, 1999, at 10:00 a.m., Central time, at the offices of John McStay Investment Counsel, L.P. ("JMIC"), 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225 for the purpose of considering the following proposals with respect to Brazos Mutual Funds as indicated below. Proposal No. 2 will be effective only upon consummation of the proposed acquisition by a wholly owned subsidiary of American International Group, Inc. ("AIG") of a majority interest in a newly formed company ("New JMIC") to which substantially all of JMIC's assets and liabilities are to be transferred, pursuant to an agreement dated as of April 19, 1999 with AIG Global Investment Group, Inc. ("AIG Global"), as more fully described in the Proxy Statement attached hereto.

  1. To elect a slate of four members to Brazos Mutual Funds' Board of Trustees to hold office until their successors are duly elected and qualified;

  2. For each Portfolio separately, to approve or disapprove a new investment advisory agreement between each Portfolio and New JMIC, the terms of which are identical in all material respects to each existing investment advisory agreement;

  3. For each Portfolio separately, to approve or disapprove changing the fundamental investment restriction relating to:

    (a)the ability to engage in borrowing transactions with respect to each Portfolio;

    (b)the ability to engage in lending transactions with respect to each Portfolio;

  4. To ratify the selection of independent accountants for Brazos Mutual Funds; and

  5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  The Board of Brazos Mutual Funds has fixed the close of business on May 24, 1999 as the record date for determining the number of shares outstanding and the shareholders entitled to vote at the Meeting and at any and all adjournments thereof.

                                          By Order of the Board of Trustees

                                          Tricia A. Hundley
                                          Secretary

May 28, 1999

  EACH SHAREHOLDER IS URGED TO EXERCISE THE RIGHT TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF BRAZOS MUTUAL FUNDS BY FILLING IN, DATING AND SIGNING THE ENCLOSED PROXY CARD(S) AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED.

                              Brazos Mutual Funds

                     John McStay Investment Counsel, L.P.
                               5949 Sherry Lane
                                  Suite 1600
                              Dallas, Texas 75225

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        Special Meeting of Shareholders

                           June 25, 1999, 10:00 a.m.

  Brazos Mutual Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and consists of four separate investment portfolios or series:
Brazos Micro Cap Growth Portfolio, Brazos Small Cap Growth Portfolio, Brazos Real Estate Securities Portfolio and Brazos Growth Portfolio, (each, a "Portfolio" and collectively, the "Portfolios").

  John McStay Investment Counsel, L.P. ("JMIC" or the "Adviser") serves as adviser for each Portfolio of the Trust.

  In accordance with applicable law, this Proxy Statement is being mailed, on or about May 28, 1999 on behalf of the Board of Trustees (the "Trustees" or the "Board") of the Trust, to the shareholders of each of the respective Portfolios in connection with a solicitation of proxies to be used at a special meeting (the "Meeting") of shareholders of the Trust scheduled to be held at the offices of JMIC, 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225 on June 25, 1999, at 10:00 a.m., Central time. The cost of the solicitation will be borne by the Adviser or the Adviser's affiliates. None of the costs of the solicitation will be borne by a Portfolio. The Trustees have fixed the close of business on May 24, 1999 as the record date (the "Record Date") for determining the number of shares outstanding and the shareholders entitled to be present at the Meeting and vote their shares as of the Record Date.

  A listing of the proposals described in this Proxy Statement and the Portfolio(s) to which each applies is set forth below.

            Summary of Proposal             Portfolio(s) to which Proposal Applies
            -------------------             --------------------------------------
1. To elect a slate of four members to the  All Portfolios
  Board of Trustees to hold office until
  their successors are duly elected and
  qualified.

2. To approve or disapprove new investment Each Portfolio, voting separately advisory agreements between each
  Portfolio and New JMIC, the terms of
  which are identical in all material
  respects to each Portfolio's existing
  investment advisory agreement.

3. To approve or disapprove changing the
  fundamental investment restriction
  relating to:
3(a) the ability to engage in borrowing     Each Portfolio, voting separately
  transactions; and

3(b) the ability to engage in lending       Each Portfolio, voting separately
  transactions.


            Summary of Proposal             Portfolio(s) to which Proposal Applies
            -------------------             --------------------------------------
4. To ratify the selection of independent   All Portfolios
  accountants.

                                            The Portfolios affected by such business,
5. To transact such other business as may   voting separately, unless a matter relates
  properly come before the Meeting or any   to the Trust as a whole; in such case, all
  adjournments thereof.                     Portfolios.

  The Trust expects that the solicitation of proxies from shareholders will be made by mail, and solicitation also may be made by telephone communications from officers or employees of JMIC or its affiliates, who will not receive any compensation therefor from the Trust. In addition, a professional proxy solicitation firm may be engaged to assist in the solicitation of proxies. None of the fees and expenses of such solicitation will be borne by a Portfolio.

  As the Meeting date approaches, certain shareholders of the Trust may receive a telephone call if their vote has not yet been received.
Authorization to permit a telephone solicitor to execute proxies may be obtained by telephonically transmitted instructions from shareholders of the Trust. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

  In all cases where a telephonic proxy is solicited, the telephone solicitor is required to ask for each shareholder's full name, address, social security or taxpayer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. If the information solicited agrees with the record information, then the telephone solicitor has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The telephone solicitor, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The telephone solicitor will record the shareholder's instructions on the card. Within 72 hours, the telephone solicitor will send the shareholder a letter or mailgram to confirm his or her vote and ask the shareholder to call the telephone solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

  If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy by any of the methods outlined above, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding
the Proxy or replacement proxy cards, they may contact [the Trust at       .]
Proxies executed by shareholders may be revoked by (i) a written instrument received by the Secretary of the Trust at any time before they are exercised;
(ii) delivery of a later-dated proxy; or (iii) attendance at the Meeting and voting in person.

  The following tables set forth the share ownership of the Portfolios as of the Record Date:

                              Brazos Mutual Funds

                                                                        Total
                                                                      Number of
                                                                       Shares
      Portfolio                                                      Outstanding
      -------------------------------------------------------------- -----------
      Brazos Micro Cap Growth Portfolio.............................
      Brazos Small Cap Growth Portfolio.............................
      Brazos Real Estate Securities Portfolio.......................
      Brazos Growth Portfolio.......................................
                                                                     -----------
        Total.......................................................
                                                                     ===========

  With respect to the Brazos Micro Cap Growth Portfolio, as of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares [To be completed]

  With respect to the Brazos Small Cap Growth Portfolio, as of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares [to be completed]

  With respect to the Brazos Real Estate Securities Portfolio, as of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares [to be completed]

  With respect to the Brazos Growth Portfolio, as of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares [to be completed]

  A shareholder who owns beneficially, directly or indirectly, 25% or more of the Trust's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) the Trust.

  To the knowledge of management, Trustees and the executive officers of the Trust, both individually and as a group, owned less than 1% of the outstanding shares of the Trust as of the Record Date. [to be confirmed]

  A quorum for the transaction of business at the Meeting is constituted with respect to the Trust by the presence in person or by proxy of holders of a majority of the shares entitled to vote at the Meeting. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for determining the existence of a quorum for the transaction of business with respect to the Trust.

  Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will have the effect of a negative vote on the Proposals. Unmarked voting instructions from shareholders will be voted in favor of the proposals. The Trust may adjourn the Meeting to the extent permitted by law, if necessary to obtain additional proxies from shareholders. The Trust will not bear the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment.

  With respect to each Portfolio, approval of Proposals No. 2 and 3 requires the affirmative vote of a majority of the outstanding voting securities of such Portfolio. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Trust or (2) 67% or more of the shares of the Trust represented at the meeting if more than 50% of such shares are represented. Each such proposal must be approved by shareholders of the respective Portfolio voting separately. Approval of a Proposal with respect to one Portfolio is not conditioned on approval by shareholders of any other Portfolio. If Proposal No. 2 is not approved by the shareholders of any Portfolio and the Closing of the Transaction is not effectuated, the Trustees will determine the appropriate actions to be taken with respect to such Portfolio's advisory arrangements at that time.

  For Proposal No. 1, the nominees will be elected by the vote of a plurality of the Trust's shares present in person or by proxy.

  Approval of Proposal No. 4 requires a majority of the shares entitled to vote at the Meeting at which a quorum is present.

  All information in the Proxy Statement about JMIC has been provided by JMIC. All information in the Proxy Statement about AIG Global, AIG and its subsidiaries has been provided by AIG.

  The Trustees do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the proxies named by the shareholders will vote on such matters in their discretion.

                               ----------------

                                 INTRODUCTION

  On April 19, 1999, JMIC, each of its partners (the "JMIC Partners") and AIG Global entered into an Acquisition Agreement (the "Acquisition Agreement") pursuant to which substantially all of JMIC's assets and liabilities are to be transferred to a newly-formed Delaware limited liability company ("New JMIC") that will be majority owned by a wholly owned subsidiary of AIG and minority owned by the JMIC Partners and other employees of New JMIC (together, the "Employee Owners"), resulting in New JMIC becoming a subsidiary of AIG (the "Transaction"). Following consummation of the Transaction, New JMIC is expected to serve as the investment adviser to each Portfolio, as further described below.

  Pursuant to the Acquisition Agreement, AIG Global will pay for the interest it acquires in JMIC at closing and over three years based upon New JMIC achieving specified levels of financial performance. The Transaction is subject to a number of conditions, including (but not limited to) (i) the absence of any legal restraint or prohibition preventing the Transaction, or any governmental litigation challenging the Transaction or seeking material damages in connection therewith or private litigation that is reasonably likely to succeed on the merits, (ii) the continued accuracy of the representations and warranties contained in the Acquisition Agreement, (iii) the consent to the "assignment" of their advisory agreements resulting from the Transaction by JMIC advisory clients (other than the Portfolios) whose advisory contracts provide in the aggregate for the payment of advisory fees equal to at least 90% of the annual advisory fees payable to JMIC as of December 31, 1998 (excluding for such purpose fluctuations in market value of assets under management subsequent to December 31, 1998), (iv) the approval of the Trustees and of the shareholders of each Portfolio of the matters set forth in Proposal 2 of this proxy statement, (v) no more than 25% of the Trustees being "interested persons" (as defined in the 1940 Act) of AIG Global, JMIC, New JMIC or their respective affiliates and (vi) employment agreements between New JMIC and certain of the JMIC Partners remaining in effect as of the closing. Each of the foregoing conditions may be waived in whole or in part in connection with the consummation of the Transaction. The Transaction is expected to close during the summer of 1999, although there is no assurance that it will be consummated.

  The Acquisition Agreement provides that, following consummation of the Transaction, a subsidiary of AIG will be the managing member of New JMIC, but that the day-to-day management of New JMIC will be conducted by a managing board (the "Managing Board") comprised of six directors, four of whom will be representatives of New JMIC's senior management (initially John McStay, David Anthony, Wayne Willems and Brian Gerber, who are currently partners of JMIC) and two of which will be selected by AIG. The Acquisition Agreement further provides that the Managing Board will act by the majority vote of its members (subject to certain requirements to obtain AIG's consent with respect to specified matters), and that, upon consummation of the Transaction, the chairman of the Managing Board and Chief Executive Officer of New JMIC will be John McStay. The Acquisition Agreement further provides that failure on the part of AIG to abide by the foregoing management arrangements will result in an acceleration of the payment by AIG of the contingent portion of the purchase price payable in connection with the transaction and an immediate right on the part of the Employee Owners to sell their interests in New JMIC to AIG.

Section 15(f) of the 1940 Act

  Section 15(f) of the 1940 Act provides that a manager or investment adviser (such as JMIC) to a registered investment company, and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such manager or investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the 1940
Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

  Consistent with the first condition of Section 15(f), JMIC and AIG Global have agreed in the Agreement that, for a period of three years after the Closing, they will not take or recommend any action that would cause more than 25% of the Trustees of the Trust to be interested persons of the entity acting as each Portfolio's investment adviser.

  With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

  In the Agreement, JMIC and AIG Global have agreed not to take or recommend any action that would constitute an unfair burden on a Portfolio of the Trust within the meaning of Section 15(f). In connection with the Transaction, AIG and its affiliates, including SunAmerica Inc., have agreed to maintain the maximum expense ratio disclosed in the current prospectus of each Portfolio for a period of two years.

                           ELECTION OF BOARD MEMBERS

                                PROPOSAL NO. 1

Information Regarding Nominees

  At a meeting held on May 13, 1999, the Trustees, including those who are not interested persons of JMIC, New JMIC, AIG Global or AIG (the "Disinterested Trustees"), to ensure compliance with Section 15(f) of the 1940 Act, unanimously nominated the four persons described below for election as Trustees, to take office effective as of the date of the Meeting. The Trust's Board consists of four members and complies with the requirement that at least 75% of the Board will consist of Trustees who are not interested persons of JMIC, New JMIC, or AIG. If elected, each will serve from the date of the Meeting until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote for the election of each of the nominees named below, each of whom has consented to be a nominee.

  If any of the nominees become unavailable for election as a Trustee before the meeting, proxies will be voted for the other persons that the Trustees recommend.

  Biographical data concerning all nominees is listed below.

 Principal Occupation and Other Information

  The nominees designated by an asterisk (*) are "interested persons," as that term is defined in the 1940 Act, of the Adviser and/or AIG. Mr. Hockenbrough is an officer of the Adviser.

                          Date First
                            Became
Name, Address and Age      Trustee   Principal Occupation(s) During Past Five Years
---------------------     ---------- ----------------------------------------------
George W. Gau...........     1999    Trustee of the Trust; Professor of Finance,
 8009 Long Canyon Drive              George S. Watson Centennial Professor in Real
 Austin, Texas 78730                 Estate, College and Graduate School of
 Age 51                              Business, University of Texas at Austin since
                                     1988; J. Ludwig Mosle Centennial Memorial
                                     Professor in Investments and Money
                                     Management, since 1996; and Chairman of the
                                     Board and Chief Executive Officer, The MBA
                                     Investment Fund, L.L.C., a $10 million fund
                                     that is the first private investment company
                                     to be managed by students, since 1994.
Dan L. Hockenbrough*....     1996    Trustee, President and Chief Financial
 5949 Sherry Lane, Suite             Officer of the Trust; Since August 1996,
 1600                                Business Manager of JMIC. Formerly, Chief
 Dallas, Texas 75225                 Financial Officer of Waugh Enterprises, Inc.
 Age 39                              from November 1995 until August 1996;
                                     Assistant Controller of Hicks, Muse, Tate &
                                     Furst Incorporated from December 1992 to
                                     November 1995.

                                   Date First
                                     Became
Name, Address and Age               Trustee   Principal Occupation(s) During Past Five Years
---------------------              ---------- ----------------------------------------------
John H. Massey...................     1996    Trustee of the Trust; private investor and
 4004 Windsor Avenue                          corporate director: The Paragon Group, Inc.,
 Dallas, Texas 75205                          Chancellor Media Corporation, Inc., The
 Age 59                                       Sunrise Television Group, Inc., Bank of the
                                              Southwest, Columbine JDS Systems, Inc., FSW
                                              Holdings, Inc., National Health Insurance
                                              Corporation, Inc., and Central Texas
                                              Bankshares Holdings, Inc. Until August 1996,
                                              Chairman of the Board and Chief Executive
                                              Officer of Life Partners Group, Inc.
David M. Reichert................     1996    Trustee of the Trust; Private Investor;
 7415 Stonecrest Drive                        formerly Senior Vice President of Moffet
 Dallas, Texas 75240                          Capital Management, an investment counseling
 Age 59                                       firm, from January 1995 until June 1996 and
                                              Senior Vice President and Portfolio Manager
                                              of American Capital Asset Management, a
                                              mutual fund management company, from April
                                              1989 to July 1994.

  The Trustees of the Trust met four times during the Trust's most recent fiscal years. The incumbents attended all of the meetings of the Board, with the exception of Mr. Gau, who joined the Board in May, 1999. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the result of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Board as to the appointment of independent accountants for the following year. The members of the Audit Committee of the Trust are Messrs. Gau, Massey and Reichert. The Committee met once in its most recent fiscal year and the incumbents attended that meeting of the Audit Committee, with the exception of Mr. Gau, who had not joined the Board at that time.

Executive Officers of the Trust

  Currently, the principal executive officers of the Trust are all officers and employees of JMIC or its affiliates. The principal executive officers of the Trust are expected to remain the same after the Closing, except as noted below.

  The following table sets forth certain information furnished by each of the current principal executive officers of the Trust who are not listed above as nominees.

  Unless otherwise noted, the address of each individual listed below is 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225.

                             Position, and Year First   Principal Occupation(s)
 Name, Address and Age          Became An Officer       During Past Five Years
 ---------------------     ---------------------------- -----------------------
 Dan L. Hockenbrough, 39.. President, Treasurer and CFO Trustee, President and
                           (1996)                       Chief Financial Officer
                                                        of the Trust; Since
                                                        August 1996, Business
                                                        Manager of JMIC.
                                                        Formerly, Chief
                                                        Financial Officer of
                                                        Waugh Enterprises, Inc.
                                                        from November 1995 until
                                                        August 1996; Assistant
                                                        Controller of Hicks,
                                                        Muse, Tate & Furst
                                                        Incorporated from
                                                        December 1992 to
                                                        November 1995.

                           Position, and Year First    Principal Occupation(s)
 Name, Address and Age         Became An Officer       During Past Five Years
 ---------------------   ----------------------------- -----------------------
 Tricia A. Hundley, 48.. Vice President, Secretary and Partner of JMIC since
                         Compliance Officer (1996)     1987.
 Loren J. Soetenga, 31.. Vice President, Formerly      Principal of JMIC.
                         Treasurer (1996)              Formerly Partner of
                                                       Chronos Management, Inc.
                                                       until 1996.

  All officers of the Trust are elected annually and serve until their successors are elected and qualified. In connection with the Transaction, the Board of Trustees has appointed Robert M. Zakem of SunAmerica Asset Management Corp. as Vice President and Assistant Secretary of the Trust and Peter C. Sutton, of SunAmerica Asset Management Corp. as Vice President and Assistant Treasurer of the Trust pending consummation of the Transaction.

Remuneration of Trustees and Officers

  Officers of the Trust receive no direct remuneration in such capacity from the Trust. The Trust pays an aggregate fee of $8,000 to each Disinterested Trustee in annual compensation for acting as trustee to Brazos Mutual Funds. Each Disinterested Trustee is also reimbursed for out-of-pocket expenses in connection with attendance at meetings of the Board. In addition, each Disinterested Trustee also serves on the Audit Committee of the Board. The following table sets forth information summarizing the compensation of each of the Disinterested Trustees for his services as a Trustee for the most recently completed fiscal year. The Trustees who are interested persons of the Trust receive no compensation.

                              COMPENSATION TABLE

                                              Pension or
                                              Retirement
                                               Benefit                 Total
                                  Aggregate    Accrued              Compensation
                                 Compensation as Part of Estimated      From
                                     From       Brazos     Annual      Brazos
                                    Brazos      Mutual    Benefits  Mutual Funds
                                    Mutual      Funds'      Upon        Paid
                                    Funds      Expenses  Retirement to Trustees
Trustee                          ------------ ---------- ---------- ------------
George W. Gau*..................         0         0          0             0
John H. Massey..................    $8,000         0          0        $8,000
David M. Reichert...............     8,000         0          0         8,000

--------
* Since Mr. Gau joined the Board of Trustees in May of 1999, he was not compensated during the fiscal year ended November 30, 1998 for his services to the Trust.

                     THE BOARD UNANIMOUSLY RECOMMENDS THAT
       SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1

                               ----------------

              APPROVAL OR DISAPPROVAL OF NEW INVESTMENT ADVISORY
                AGREEMENTS BETWEEN EACH PORTFOLIO AND NEW JMIC

                                PROPOSAL NO. 2

  The Board of Trustees is submitting for approval by the shareholders of each Portfolio a new investment advisory agreement (each, a "New Advisory Agreement" and together, the "New Advisory Agreements") between each Portfolio and New JMIC, the terms of which are identical in all material respects to the current investment advisory agreement with respect to each Portfolio (each an "Existing Advisory Agreement" and together, the "Existing Advisory Agreements").

  As required by the 1940 Act, each Existing Advisory Agreement provides for its automatic termination upon assignment. The Closing of the Transaction will constitute an assignment, as that term is defined in the 1940 Act, of the Existing Advisory Agreements, and, consequently, their termination. See "Introduction" for a description of the Transaction. Accordingly, New Advisory Agreements with New JMIC to take effect upon the Closing are being proposed for approval by the shareholders of each Portfolio, even though those agreements will be identical in all material respects to, and essentially a continuation of, the Existing Advisory Agreements with JMIC. (The Existing Advisory Agreements and New Advisory Agreements are sometimes collectively referred to as the "Advisory Agreements.")

Approval of the New Advisory Agreements

  As described below, the Trust's Board is proposing that shareholders of each Portfolio approve a New Advisory Agreement with New JMIC to become effective as of the Closing. A description of the New Advisory Agreements and the services to be provided by New JMIC is set forth below. This description is qualified in its entirety by reference to the form of New Advisory Agreement attached to this Proxy Statement as Exhibit A.

  As more fully described below, the proposed New Advisory Agreements, including advisory fees, are identical in all material respects to the Existing Advisory Agreements. The New Advisory Agreements differ from the Existing Advisory Agreements only with respect to their effective dates and language permitting portfolio transactions to be effected through affiliates of New JMIC. The Trust's Board of Trustees has previously approved the execution of portfolio transactions through affiliates, and the Trust has been operating pursuant to 17e-1 Procedures previously adopted by the Board.

  At a meeting held on May 13, 1999, the Board of the Trust, including all of the Disinterested Trustees, unanimously approved the New Advisory Agreements. In connection with this approval, the Trustees considered that the terms of the Agreements do not contemplate any changes in the overall form of the advisory contracts, the advisory fees, or any Portfolio's objectives or policies. Among other things, the Trustees considered the fact that although ultimate ownership of JMIC will change, senior officers of JMIC had assured the Board that there would be no change in the personnel providing services to the Trust and no reduction in the nature or quality of those services. Senior officers of JMIC also informed the Trustees that they did not foresee any changes in the day-to-day operations of JMIC as a result of the Transaction. As part of their deliberations, the Trustees also took into account the following, among other factors: the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by JMIC or New JMIC; the amount and structure of investment advisers' fees generally and the fees payable under each New Advisory Agreement; and the organizational capability and financial condition of JMIC and its affiliates.

  The Trustees also took into account the financial strength of AIG Global and AIG, including AIG's SunAmerica affiliates, the management, personnel and operations of AIG Global and AIG, the commitment of AIG Global and AIG to the financial services industry, and the proposed structure of the Transaction. The Trustees based their determinations in this regard on discussions with representatives of AIG at the meeting and a review of materials provided by AIG in connection with the meeting. The Trustees also considered the additional resources that were likely to be available to New JMIC following the Closing.

Recommendation of the Board

  Based on the considerations set forth above, the Trustees, including all of the Disinterested Trustees, unanimously determined that it was necessary and in the best interests of each Portfolio and its shareholders to enter into the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders.

Information About the Adviser and AIG

  JMIC. JMIC is a limited partnership formed in 1983. JMIC provides investment advice and management services to each Portfolio, institutions and individuals. As of December 31, 1998, JMIC managed, advised or administered assets of more than $4 billion. The address of JMIC is 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225. Following the Closing, JMIC will become John McStay Investment Counsel, L.L.C., a Delaware limited liability company.

  The following chart lists the principal executive officers and directors of JMIC and their positions with JMIC:

             Name                      Position with JMIC
             ----                      ------------------
             John McStay & Associates  General Partner
             John D. McStay            Managing Partner
             Walter E. Adams           Limited Partner
             Thomas J. Musick          Limited Partner
             Wayne G. Willems          Limited Partner
             David B. Anthony          Limited Partner
             Tricia A. Hundley         Limited Partner
             Brian L. Gerber           Limited Partner
             John Meder                Limited Partner

  The business address of each of the above listed persons is 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225. In addition, Mr. Hockenbrough serves as President, Treasurer and Chief Financial Officer of the Trust; Ms. Hundley serves as Vice President, Secretary and Compliance Officer of the Trust; and Mr. Soetenga serves as Vice President of the Trust.

  Pursuant to the Existing Advisory Agreements, JMIC manages the investment and reinvestment of the assets of each Portfolio; reviews, supervises and administers the investment program of each Portfolio; determines in its discretion the securities to be purchased or sold, and the portion of the Trust's assets to be held uninvested. The Existing Advisory Agreements for each Portfolio were last submitted to the initial shareholder for approval at the inception of operations of each Portfolio.

  The annual advisory fees which New JMIC is entitled to receive from each Portfolio, and which will be payable to New JMIC following the Closing provided the New Agreements are approved by the shareholders of the Portfolios, is set forth below in the section entitled "Information About the New Advisory Agreements."

  AIG. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. Its member companies write property, casualty, marine, life and financial services insurance in more than 100 countries and jurisdictions. At December 31, 1998 (immediately prior to AIG's merger with SunAmerica Inc., ("SAI")), AIG and its subsidiaries had approximately 48,000 employees.

  AIG, through its subsidiaries, is engaged in a range of financial services activities. AIG's asset management operations are carried out primarily by AIG Global Investment Group, Inc., a direct wholly owned subsidiary of AIG, and its affiliates (collectively, "AIG Global Group") and SunAmerica Asset Management Corp. ("SAAMCO"). AIG Global Group manages the investment portfolios of various AIG subsidiaries, as well as third party assets, and is responsible for product design and origination, marketing and distribution of third party asset management products, including offshore and private investment funds and direct investment. As of December 31, 1998, AIG Global Group managed more than $92 billion of assets, of which approximately $7.6 billion represented assets of unaffiliated third parties. AIG Global's address is 175 Water Street, New York, New York 10038. SAAMCO serves as investment manager to a family of 22 retail mutual funds, with approximately $4 billion of assets. Two of the funds have objectives and policies similar to the Brazos Small Cap Growth Portfolio.

                                 Similar Funds

                                    Advisory Fee (as a percentage   Assets at
Portfolio/Fund                      of average daily net assets)  April 30, 1999
--------------                      ----------------------------- --------------
Small Cap Value Portfolio..........             0.55%                 $
Small Company Growth Fund..........             0.75%                 $

  AIG's common stock is listed on the New York Stock Exchange, as well as the stock exchanges in London, Paris, Switzerland and Tokyo. For 1998, AIG reported net income of $3.77 billion on revenues of $33.3 billion. Total consolidated assets at March 31, 1999 were $294 billion. AIG's headquarters are located at 70 Pine Street, New York, New York 10270.

Information About the New Advisory Agreements

  As stated above, the form of New Advisory Agreement is annexed to this Proxy Statement as Exhibit A.

  The New Advisory Agreements are identical in all material respects to the Existing Advisory Agreements, and provide that New JMIC, with respect to the Portfolios, shall select and manage each Portfolio's investments, provide various administrative services, and supervise its daily business affairs. Under the Advisory Agreements, each Portfolio agrees to assume and pay certain charges and expenses of its operations, including brokerage commissions and all other costs of the Brazos Mutual Funds' operation.

  The Advisory Agreements provide that as compensation for its services, New JMIC will receive from each Portfolio a fee, accrued daily and payable monthly, based on the net assets of each Portfolio. The table below sets forth the rate of the advisory fee payable by each Portfolio under the Advisory Agreements and the total advisory fees incurred by JMIC from each Portfolio pursuant to the Existing Advisory Agreement for the most recently completed fiscal year.

  The annual rate of the advisory fees under the New Advisory Agreements is the same rate that was in effect under the Existing Advisory Agreements. If the New Advisory Agreements had been in effect during the most recent fiscal year, each Portfolio would have been paid fees identical to the fees paid under the Existing Advisory Agreements, as presented below.

                                 Advisory Fees

                              Brazos Mutual Funds

                               Advisory Fee (as a percentage    Year Ending
Portfolio                       of average daily net assets) November 30, 1998
---------                      ----------------------------- -----------------
Brazos Micro Cap Growth
 Portfolio....................             1.20%              $      326,266
Brazos Small Cap Growth
 Portfolio....................             0.90%              $    1,578,588
Brazos Real Estate Securities
 Portfolio....................             0.90%              $      712,269
Brazos Growth Portfolio.......             0.90%              Not Applicable*

--------
* Brazos Growth Portfolio commenced operations December 31, 1998.

  For the fiscal year ended November 30, 1998, JMIC voluntarily waived fees or reimbursed expenses of the Brazos Micro Cap Growth Portfolio in the amount of $76,089, Brazos Small Cap Growth Portfolio in the amount of $0 and Brazos Real Estate Securities Portfolio in the amount of $47,708.

  Under the terms of the Advisory Agreements, JMIC or New JMIC shall not be liable to the Portfolios or to their shareholders for any error of judgment or mistake of law or for any loss arising out of any investment or any act or omission by it, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

  If approved by the shareholders, each New Advisory Agreement will continue in effect for a period of two years from the Closing, and from year to year thereafter as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the vote of a majority of the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the New Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The New Advisory Agreements provide that they may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The New Advisory Agreements also provide for automatic termination upon assignment.

Brokerage Commissions

  The following table sets forth the brokerage commissions paid by those Portfolios that paid brokerage commissions and the amounts of the brokerage commissions which were paid to affiliated broker-dealers of such Portfolios for their most recently completed fiscal years.

                                                     Amount paid to Affiliated
                                        Aggregate       Broker-Dealers As a
                           Aggregate  Amount Paid to Percentage of Portfolio's
                           Brokerage    Affiliated      Aggregate Brokerage
Portfolio                 Commissions Broker-Dealers        Commissions
---------                 ----------- -------------- -------------------------
Brazos Micro Cap Growth
 Portfolio............... $  566,035     $ 21,876               3.9%
Brazos Small Cap Growth
 Portfolio............... $1,999,496     $182,588               9.1%
Brazos Real Estate
 Securities Portfolio.... $  851,896     $ 11,340               1.3%

                     THE BOARD UNANIMOUSLY RECOMMENDS THAT
                    SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2

  If Proposal No. 2 is not approved by the shareholders of any Portfolio and the Closing of the Transaction is not effectuated, the Trustees will determine the appropriate actions to be taken with respect to such Portfolio's advisory arrangements at that time.

                               ----------------

                 APPROVAL OR DISAPPROVAL OF PROPOSALS CHANGING
                  CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

                               PROPOSAL No. 3(a)

                 PROPOSAL CHANGING THE FUNDAMENTAL INVESTMENT
             RESTRICTION WITH RESPECT TO EACH PORTFOLIO'S ABILITY
                      TO ENGAGE IN BORROWING TRANSACTIONS

  The Board is submitting for approval by shareholders of each Portfolio a proposal to amend the fundamental investment restriction relating to borrowing transactions. The Board approved this proposal with respect to each Portfolio at a meeting held on May 13, 1999.

  For the reasons described below, the Trustees recommend that shareholders approve the proposed amendment. Fundamental investment restrictions may be changed only with shareholder approval.

  If the proposed change to the Portfolios' fundamental investment restrictions is approved by shareholders at the Meeting, the Trust's prospectus and statement of additional information will be revised as appropriate to reflect the changes. This Proposal No. 3(a) will not result in a change to the investment objective or operating procedure of any Portfolio.

Proposed Change

  Amending a portion of each Portfolio's fundamental investment restriction relating to borrowing transactions by, in each case, taking out the reference to borrowing "from a bank," as follows:

                       Current Fundamental                  Proposed Fundamental
Portfolio             Investment Restriction               Investment Restriction
---------             ----------------------               ----------------------
                     Each Portfolio may not:              Each Portfolio may not:
Brazos Micro   Borrow money, except from banks and  Borrow money, except as a temporary
Cap Growth     as a temporary measure for           measure for extraordinary or
Portfolio      extraordinary or emergency purposes, emergency purposes, and then, in no
               and then in no event, in excess of   event, in excess of 33 1/3% of the
               33 1/3% of the Portfolio's gross     Portfolio's gross assets...
               assets...
Brazos Small   Borrow money, except from banks and  Borrow money, except as a temporary
Cap Growth     as a temporary measure for           measure for extraordinary or
Portfolio      extraordinary or emergency purposes, emergency purposes, and then, in no
               and then in no event, in excess of   event, in excess of 33 1/3% of the
               33 1/3% of the Portfolio's gross     Portfolio's gross assets...
               assets...

                       Current Fundamental                  Proposed Fundamental
Portfolio             Investment Restriction               Investment Restriction
---------             ----------------------               ----------------------
Brazos Real    Borrow money, except from banks and  Borrow money, except as a temporary
Estate         as a temporary measure for           measure for extraordinary or
Securities     extraordinary or emergency purposes, emergency purposes, and then, in no
Portfolio      and then in no event, in excess of   event, in excess of 33 1/3% of the
               33 1/3% of the Portfolio's gross     Portfolio's gross assets...
               assets ...
Brazos Growth  Borrow money, except from banks and  Borrow money, except as a temporary
Portfolio      as a temporary measure for           measure for extraordinary or
               extraordinary or emergency purposes, emergency purposes, and then, in no
               and then in no event, in excess of   event, in excess of 33 1/3% of the
               33 1/3% of the Portfolio's gross     Portfolio's gross assets...
               assets ...

  Upon approval of this Proposal, the portion of the existing fundamental investment restrictions of each Portfolio relating to borrowing transactions will be amended by deleting the reference to borrowing "from banks," each as set forth above. Those portions of the existing fundamental investment restrictions that are not described above will not be affected by the adoption of this Proposal.

Discussion

  The proposed change to each Portfolio's fundamental investment restrictions would allow each Portfolio to borrow from persons other than banks, to the extent consistent with applicable law. The proposed changes are designed to permit each Portfolio the greatest degree of flexibility permitted by law in pursuing its investment program.

  Current law prohibits a Portfolio from borrowing other than from banks. Accordingly, a Portfolio may not borrow from other mutual funds in the SunAmerica group of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services (the "Affiliate Fund"). If the proposed amendments to the Portfolios' fundamental investment restrictions on borrowing are approved by shareholders, then the Portfolios may apply to the Securities and Exchange Commission (the "SEC") for an exemption from this prohibition on interfund borrowing. There is, of course, no assurance that the SEC would grant such request. If the SEC did grant the request, each Portfolio would be allowed to borrow from other Affiliate Funds. The Adviser and the Board believes that the ability to engage in borrowing transactions with participating Affiliate Funds as part of a program, referred to as the "interfund lending program," may allow a Portfolio to obtain lower interest rates on money borrowed for temporary or emergency purposes. Approval of this Proposal No. 3(a) would facilitate the future development and possible adoption of an interfund lending program but would not by itself result in adoption and implementation of the program. Among other things, any such program would have to be approved by the Board and would be subject to the Trust's receipt of an SEC exemptive order.

  When a Portfolio is required to borrow money, under the 1940 Act it may do so only from banks. When a Portfolio borrows money from banks, it typically pays interest on those borrowings at a rate that is higher than rates available contemporaneously from investments in repurchase agreements. If the proposed amendments are approved (and an SEC exemptive order is granted to the Trust), eligible Affiliate Funds would be permitted to take the necessary steps to facilitate future participation in an interfund lending program to allow various Affiliate Funds, through a master loan agreement to lend available cash to, and borrow from, other Affiliate Funds. Each lending fund could lend available cash to another Affiliate Fund only when the interfund rate was higher than repurchase agreement rates or rates on other comparable short-term investments. Each borrowing fund could borrow through the interfund lending program only when the interfund loan rate was lower than available bank loan rates. Thus, each Affiliate Fund would participate in the interfund lending program only when it would be in such fund's economic best interest to do so.

  In determining to recommend the proposed amendments to shareholders for approval, the Adviser discussed with the Board the possible risks to a Portfolio of participating in the interfund lending program. The Adviser has indicated that it does not view the difference in rates available on bank borrowings and repurchase agreements or other short-term investments as reflecting a material difference in the quality of the risk of the transactions, but rather as an indication of the ability of banks to earn a higher rate of interest on loans than they pay on repurchase agreements or other short-term investments. There is a risk that a lending fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the lending fund would not necessarily have received collateral for its loan, although it could require that collateral be provided as a condition for making an interfund loan. A delay in obtaining prompt payment could cause a lending fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. There is also a risk that a borrowing fund could have a loan recalled on one day's notice and the borrowing fund might then have to borrow from a bank at a higher interest rate if money could not be borrowed from another Affiliate Fund. A Portfolio will participate in the interfund lending program only if the Board determines that the benefits to the Portfolio of participating in the program outweigh the possible risks of such participation.

  As discussed above, in order to permit each Portfolio to engage in interfund lending transactions, regulatory approval of the SEC is required because, among other reasons, the transactions may be considered to be among affiliated parties. If the proposed amendments are approved by shareholders, the proposed interfund lending program would be implemented only to the extent permitted by rule or by order of the SEC and to the extent that the transactions were otherwise consistent with the investment objectives and limitations of each participating Affiliate Fund. As previously noted, if exemptive relief from the SEC is not granted to the Trust, no Portfolio will be able to engage in the interfund lending program even though shareholders have approved this proposal. No prediction can be made as to whether the SEC would grant such relief.

  In this proposal, shareholders are being asked to approve an amendment to each Portfolio's fundamental investment restriction on borrowing. Shareholders are also being asked to vote separately on an amendment to each Portfolio's fundamental investment restriction on lending (see Proposal No. 3(b)). Approval of each amendment to the fundamental investment restrictions would facilitate the future development and adoption of an interfund borrowing and lending program. If only one of the two proposals is adopted, then such Portfolio's fundamental restrictions will be amended only to the extent of shareholder approval.

  The Board believes the proposed amendments may benefit each Portfolio by facilitating its flexibility to explore cost-effective alternatives to satisfy its borrowing requirements by borrowing money from other Affiliate Funds. Implementation of interfund borrowing would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to each Portfolio and to other Affiliate Funds.

                               PROPOSAL NO. 3(b)

                 PROPOSAL CHANGING THE FUNDAMENTAL INVESTMENT
                 RESTRICTION WITH RESPECT TO EACH PORTFOLIO'S
                   ABILITY TO ENGAGE IN LENDING TRANSACTIONS

  The Board is submitting for approval by shareholders of each Portfolio a proposal to amend the fundamental investment restriction relating to lending transactions. The Board approved this proposal at a meeting held on May 13, 1999.

  For the reasons described below, the Trustees recommend that shareholders approve the proposed amendment. Fundamental investment restrictions may be changed only with shareholder approval.

  If the proposed change to the Portfolios' fundamental investment restrictions is approved by shareholders at the Meeting, the Trust's prospectus and statement of additional information will be revised as appropriate to reflect the changes. This Proposal No. 3(b) will not result in a change to the investment objective or operating procedure of any Portfolio.

Proposed Change

  Amending each Portfolio's fundamental investment restriction relating to lending transactions by, in each case, adding a clause (which is bolded for ease of reference) that will allow for greater flexibility in lending transactions, as follows:

                                Current Fundamental          Proposed Fundamental
        Portfolio             Investment Restriction        Investment Restriction
        ---------             ----------------------        ----------------------
                              Each Portfolio may not:       Each Portfolio may not:
Brazos Micro Cap Growth    Make loans except . . ., and  Make loans except . . .;
 Portfolio                 (ii) by lending its           (ii) by lending its
                           portfolio securities . . .    portfolio securities; and
                                                         (iii) as otherwise permitted
                                                         by exemptive order of the
                                                         Securities and Exchange
                                                         Commission.
Brazos Small Cap Growth    Make loans except . . ., and  Make loans except . . .;
 Portfolio                 (ii) by lending its           (ii) by lending its
                           portfolio securities . . .    portfolio securities; and
                                                         (iii) as otherwise permitted
                                                         by exemptive order of the
                                                         Securities and Exchange
                                                         Commission.
Brazos Real Estate         Make loans except . . ., and  Make loans except . . .;
 Securities Portfolio      (ii) by lending its           (ii) by lending its
                           portfolio securities . . .    portfolio securities; and
                                                         (iii) as otherwise permitted
                                                         by exemptive order of the
                                                         Securities and Exchange
                                                         Commission.
Brazos Growth Portfolio    Make loans except . . ., and  Make loans except . . .;
                           (ii) by lending its           (ii) by lending its
                           portfolio securities . . .    portfolio securities; and
                                                         (iii) as otherwise permitted
                                                         by exemptive order of the
                                                         Securities and Exchange
                                                         Commission.

  Upon approval of this Proposal, the existing fundamental investment restriction of each Portfolio relating to lending transactions will be amended by adding the bolded portions of the proposed fundamental investment restrictions, as set forth above. No other portions of the existing fundamental investment restrictions will be affected by the adoption of this Proposal.

Discussion

  The proposed amendment to each Portfolio's fundamental investment restriction would facilitate the future development and adoption of an interfund lending program with other Affiliate Funds. The nature of this program and the risks associated with each Portfolio's participation therein are set forth under Proposal No. 3(a). Shareholders are being asked to consider, and vote separately, on each Portfolio's fundamental restrictions relating to borrowing and lending.

  In determining to recommend this Proposal No. 3(b) to shareholders for approval and to facilitate the future development and adoption of an interfund lending program, the Board considered that the interfund lending program: (i) may benefit each Portfolio by providing it with greater flexibility to engage in lending transactions; and (ii) could facilitate a Portfolio's ability to earn a higher return on short-term investments by allowing it to lend cash to other Affiliate Funds. Implementation of interfund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Trust, on behalf of the Portfolios and to other Affiliate Funds. The Trust has not yet applied for such an order and there can be no assurance that any such order would be granted, even if applied for.

                     THE BOARD UNANIMOUSLY RECOMMENDS THAT
              SHAREHOLDERS VOTE "FOR" EACH ITEM IN PROPOSAL NO. 3

  If one or more of the changes contemplated by Proposal No. 3 are not approved by the shareholders of one of the applicable Portfolio(s), the related existing fundamental restriction of that Portfolio will continue in effect for that Portfolio. Disapproval of all or part of Proposal No. 3 by shareholders of one Portfolio will not affect any approvals of Proposal No. 3 that are obtained with respect to any other Portfolio. If any fundamental restriction is inconsistent with any change approved by shareholders pursuant to this Proposal No. 3, that restriction will be conformed accordingly.

                               ----------------

                         RATIFICATION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS

                                PROPOSAL NO. 4

  The Board (including all the Disinterested Trustees) at a meeting held May 13, 1999, reapproved the selection of PricewaterhouseCoopers LLP as the independent accountants for the Trust for the fiscal year ending November 30, 1999 and recommended submission of its approval for ratification by shareholders.

  The firm of PricewaterhouseCoopers LLP and its predecessor entity has extensive experience in investment company accounting and auditing and has served as independent accountant to the Trust since its inception. The financial statements included in the Trust's Annual Report have been examined by PricewaterhouseCoopers LLP. It is not expected that a representative of PricewaterhouseCoopers LLP will be present at the meeting.

  PricewaterhouseCoopers LLP and its members do not have any direct or indirect material financial interest in or connection with the Trust in any capacity other than as independent accountants.

                     THE BOARD UNANIMOUSLY RECOMMENDS THAT
                    SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 4

                               ----------------

                              GENERAL INFORMATION

OTHER MATTERS

  The Trustees know of no matters to be presented at the Meeting other than those specified in the attached Notice of Meeting. However, if any other matters come before the Meeting, it is intended that the proxies will vote thereon in their discretion.

SHAREHOLDER PROPOSALS AND SHAREHOLDER MEETINGS

  Notwithstanding the approval or disapproval of the proposals described above, as in the past, the Board does not intend to hold annual meetings of shareholders. The Board will call a meeting of shareholders as may be required under the 1940 Act (such as to approve a new investment advisory agreement for a Portfolio) or as they may determine in their discretion. The Board will call a meeting of shareholders to elect additional Trustees if more than 50% of the Trustees were not elected by shareholders. The By-laws of the Trust require the Board to call a meeting of shareholders when requested in writing to do so by shareholders entitled to vote not less than 10% of all the votes entitled to be cast a meeting. In addition, pursuant to Section 16(c) of the 1940 Act, a meeting requested exclusively for the stated purpose of removing a Trustee shall be called when requested in writing to do so by the record holders of not less than 10% of the outstanding shares. With respect to the Trust, no meeting need be called upon the request of the holders of shares entitled to cast less than a majority of all votes entitled to be cast at such meeting, to consider any matter which is substantially the same as a matter voted upon at any meeting of the same shareholders held during the preceding twelve months. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders, such proposal must be received by the Trust a reasonable time before the solicitation is to be made.

  Proxies submitted by stockholders confer discretionary authority on the individually named proxies to vote on all matters presented at the meeting, including any matter presented as to which the Trust did not have notice at least 45 days before the date on which the Trust mailed its proxy material for the prior year's Meeting of Stockholders. Mere submission of a stockholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the 1999 Special Meeting since such inclusion and presentation are subject to compliance with certain federal regulations.

Reports to Shareholders and Financial Statements

  The Trust will furnish, without charge, a copy of the most recent Annual and Semi-Annual Report to Shareholders to shareholders of the Trust. Copies of such reports may be obtained by contacting the Trust in writing at the address on the cover of this Proxy Statement.

  SHAREHOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY CARD(S) AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

                                          Board of Trustees
                                          Brazos Mutual Funds

May 28, 1999

                                                                      EXHIBIT A

                                   [FORM OF]

                         INVESTMENT ADVISORY AGREEMENT

                              BRAZOS MUTUAL FUNDS

                        BRAZOS                PORTFOLIO

  AGREEMENT made this     day of June, 1999 by and between Brazos Mutual
Funds, a Delaware business trust (the "Trust") and John McStay Investment Counsel, L.L.C., a Delaware limited liability company (the "Adviser").

  1. Duties of Adviser. The Trust hereby appoints the Adviser to act as investment adviser to the Trust for the period and on such terms as set forth in this Agreement. The Trust employs the Adviser to manage the investment and reinvestment of the assets of its portfolios of securities, to continuously review, supervise and administer the investment program of the portfolios, to determine in its discretion the securities to be purchased or sold and the portion of the Trust's assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Trust's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

  2. Portfolio Transactions. The Adviser is responsible for decisions to buy or sell securities and other investments for the assets of a Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing Portfolio transactions, the Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Adviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficult of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Adviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Adviser's overall responsibility with respect to such Portfolio and to other clients as to which the Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934

Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Adviser may engage its affiliates or any other subadvisor to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Adviser will promptly communicate to the officers and the Trustees of the Trust such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Adviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Adviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

  3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Trust shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rates to the Trust's average daily net assets for the month:

                          Brazos      Portfolio    %

  In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

  4. Other Services. At the request of the Trust, the Adviser in its discretion may make available to the Trust office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Trust at the Adviser's cost.

  5. Reports. The Trust and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

  6. Status of Adviser. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.

  7. Liability of Adviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Trust, or to any shareholder of the Trust, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Trust.

  8. Permissible Interests. Subject to and in accordance with the Certificate of Trust and Agreement and Declaration of Trust of the Trust and the Certificate of Limited Partnership and Partnership Agreement of the

Adviser, Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as Trustees, officers, agents, shareholders or otherwise; Trustees, officers, agents and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said organizational documents and the provisions of the 1940 Act.

  9. Duration and Termination. This Agreement, unless sooner terminated as
provided herein, shall continue until the earlier of June   , 2000 or the date
of the first annual or special meeting of the shareholders of the Trust, if any, and, if approved by a majority of the outstanding voting securities of the Trust, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or (c) by vote of a majority of the outstanding voting securities of the Trust; provided however, that if the shareholders of the Trust fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

  As used in this Section 9, the terms "assignment," "interested persons," and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

  10. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Trust must be approved (a) by vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Trust.

  11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be
executed as of this      day of June, 1999.

JOHN McSTAY INVESTMENT COUNSEL, L.L.C.    BRAZOS MUTUAL FUNDS

By
 -------------------------------------    By-----------------------------------
      John D. McStay, President                            , President

                              BRAZOS MUTUAL FUNDS

  This proxy is solicited by the Board of Trustees of the Brazos Mutual Funds (the "Trust") for use at a special meeting of shareholders of the Trust to be held at John McStay Investment Counsel, 5949 Sherry Lane, Suite 1560, Dallas, Texas 75225 on June 25, 1999 at 10:00 a.m. (Central Time).

  The undersigned hereby appoints Tricia A. Hundley, Dan L. Hockenbrough, Peter
C. Sutton and Robert M. Zakem, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments or postponements thereof, all shares of beneficial interest in the fund held of record by the undersigned on May 24, 1999, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

  Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the Proposal.

To vote mark an X in blue or black ink on the proxy card below. Keep this portion for your records.



--------------------------------------------------------------------------------
(Detach here and return this portion only)

1. Proposal to elect a slate of four members, George W. Gau, Dan L. Hockenbrough, John H. Massey and David M. Reichert to the Board of Trustees of the Trust, to hold office until their successors are duly elected and qualified:*


(*INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

---------------------------


Vote on Proposal
        FOR                                     WITHHOLD AUTHORITY
        all nominees (except as                 to vote for all nominees
        marked to the contrary below)
        [ ]                                     [ ]


2. Proposal to approve or disapprove new investment advisory agreements for the Brazos Micro Cap Portfolio, Brazos Small Cap Growth Portfolio, Brazos Real Estate Securities Portfolio and Brazos Growth Portfolios with John McStay Investment Counsel, L.L.C.:

Vote on Proposal
        Brazos Micro Cap Growth Portfolio
        FOR    AGAINST     ABSTAIN
        [ ]      [ ]         [ ]

        Brazos Small Cap Growth Portfolio
        FOR    AGAINST     ABSTAIN
        [ ]      [ ]         [ ]

        Brazos Real Estate Securities Portfolio
        FOR    AGAINST     ABSTAIN
        [ ]      [ ]         [ ]

        Brazos Growth Portfolio
        FOR    AGAINST     ABSTAIN
        [ ]      [ ]         [ ]

3. Proposal to change certain investment policies relating to each Portfolio's ability to borrow or lend money:

3(a) Vote on Proposal to change investment policy on borrowing:
        Brazos Micro Cap Growth Portfolio
        FOR    AGAINST     ABSTAIN
        [ ]      [ ]         [ ]

        Brazos Small Cap Growth Portfolio
        FOR    AGAINST     ABSTAIN
        [ ]      [ ]         [ ]

        Brazos Real Estate Securities Portfolio
        FOR    AGAINST     ABSTAIN
        [ ]      [ ]         [ ]

        Brazos Growth Portfolio
        FOR    AGAINST     ABSTAIN
        [ ]      [ ]         [ ]

3(b) Vote on Proposal to change investment policy on lending:
        Brazos Micro Cap Growth Portfolio
        FOR    AGAINST     ABSTAIN
        [ ]      [ ]         [ ]

        Brazos Small Cap Growth Portfolio
        FOR    AGAINST     ABSTAIN
        [ ]      [ ]         [ ]

        Brazos Real Estate Securities Portfolio
        FOR    AGAINST     ABSTAIN
        [ ]      [ ]         [ ]

        Brazos Growth Portfolio
        FOR    AGAINST     ABSTAIN
        [ ]      [ ]         [ ]

4. Proposal to ratify the selection of PricewaterhouseCoopers LLP as auditors for the fiscal year ending November 30, 1999;
Vote on Proposal
        FOR    AGAINST     ABSTAIN
        [ ]      [ ]         [ ]

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Please sign exactly as name appears hereon. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature                                               Date


--------------------------------------------------------------------------------

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Signature (Joint Owner)                                 Date